UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 17, 2021

Schrödinger, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware		95-4284541
(State or other jurisdiction of incorporation or organization)	001-39206 (Commission File Number)	(I.R.S. Employer Identification No.)

120 West 45th Street, 17th Floor New York, NY		10036
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (212) 295-5800

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	SDGR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On June 17, 2021, Schrödinger, Inc. (the “Company”) held its Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders voted on the two proposals set forth below. A more detailed description of each proposal is set forth in the Company’s Proxy Statement filed with the Securities and Exchange Commission on April 28, 2021.

Holders of the Company’s common stock were entitled to one vote per share of common stock on each matter brought before the Annual Meeting. Holders of the Company’s limited common stock were entitled to one vote per share of limited common stock on each matter brought before the Annual Meeting, except that each share of limited common stock was not entitled to vote on the election of directors.

Proposal 1 – Election of Two Class I Directors

The Company’s stockholders elected Dr. Ramy Farid, Ph.D. and Mr. Gary Ginsberg as Class I directors of the Company’s board of directors, each to serve for a three-year term expiring at the 2024 Annual Meeting of Stockholders and until his successor is duly elected and qualified. The results of the stockholders’ vote with respect to the election of such Class I directors were as follows:

Nominee	Number of Shares of Common Stock FOR	Number of Shares of Common Stock AGAINST	Number of Shares of Common Stock ABSTAINING	BROKER NON-VOTES
Ramy Farid, Ph.D.	32,053,903	5,062,228	487,615	8,212,086
Gary Ginsberg	30,928,590	6,149,295	525,861	8,212,086

Proposal 2 – Ratification of the Appointment of KPMG LLP as the Company’s Independent Registered Public Accounting Firm for the Fiscal Year Ending December 31, 2021

The Company’s stockholders ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021. The results of the stockholders’ vote with respect to such ratification were as follows:

	Number of Shares FOR	Number of Shares AGAINST	Number of Shares ABSTAINING
Common Stock	45,708,068	60,440	47,324
Limited Common Stock	0	0	0
Total	45,708,068	60,440	47,324

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Schrödinger, Inc.

Date: June 21, 2021	By:	/s/ YVONNE TRAN
Yvonne Tran Chief Legal Officer and Corporate Secretary

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